Goldman Sachs Variable Insurance Trust

Goldman Sachs Mid Cap Value Fund

Supplement dated April 8, 2005 to

Prospectuses dated April 29, 2004

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is closing to new investors effective May 13, 2005. Purchases into new accounts will be accepted only through the close of business on May 13, 2005 (the “Closing Date”). After the Closing Date, purchases into new accounts generally will no longer be accepted. Participating insurance companies that as of the Closing Date have invested their separate accounts into other Goldman Sachs Variable Insurance Trust Funds but not the Fund will not be able to invest in the Fund.

The following investors may continue to make additional purchases and to reinvest dividends and capital gains into their accounts:

■	Separate accounts of the participating insurance companies that as of the Closing Date have made investments in the Fund (“Current Fund Shareholders”).

Once a Current Fund Shareholder closes all accounts in the Fund, additional investments may not be accepted.

Exchanges into the Fund from other Goldman Sachs Variable Insurance Trust Funds are not permitted, except for Current Fund Shareholders.

The Fund may resume sales of shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.

VITMIDCAPSTCK